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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) March 29, 2000

IMPAC SECURED ASSETS CORP. (as company under a Pooling and Servicing Agreement, dated as of March 1, 2000, providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 2000-1)


                           Impac Secured Assets Corp.
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             (Exact name of registrant as specified in its charter)

          CALIFORNIA                 333-44209               33-071-5871
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(State or Other Jurisdiction         (Commission             (I.R.S. Employer
of Incorporation)                    File Number)            Identification No.)


1401 Dove Street
Newport Beach, California                                        92660
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                                                               (Zip Code)


Registrant's telephone number, including area code, is (949) 475-3600


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:

                  1. Pooling and Servicing Agreement, dated as of March 1, 2000 among Impac Secured Assets Corp., as company, Impac Funding Corporation, as master servicer, and Norwest Bank Minnesota, National Association, as trustee.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 IMPAC SECURED ASSETS CORP.


                                 By:      /s/ Richard Johnson
                                          -------------------------------------
                                 Name:    Richard Johnson
                                 Title:   Chief Financial Officer and Secretary


Dated:  April 11, 2000